SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Summary Prospectus Dated April 22, 2013, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for Series M (Macro Opportunities Series) (the “Series”) and should be read in conjunction with the Summary Prospectus.

The Board of Directors (the “Board”) of SBL Fund (the “Corporation”) recently approved certain changes to the Series’ investment program. In particular, the Board approved the establishment of a wholly-owned Cayman subsidiary (the “Subsidiary”) of the Series in connection with the Series’ investment strategy to invest in commodities and certain other investments. The Subsidiary will be organized as a Cayman limited company, and the Subsidiary will be managed by Guggenheim Partners Investment Management, LLC (the “Investment Manager”). The Series will invest in the Subsidiary in order to gain exposure to the commodities and other instruments in which the Subsidiary invests.

In addition to establishing the Subsidiary, the Board also approved a change in the Series’ classification from “diversified” to “non-diversified,” which requires approval of the Series’ shareholders. Because shares of the Series are not offered directly to the public but are primarily sold to insurance companies (“Insurance Companies”) and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies (“insurance products”), the Corporation is soliciting voting instructions from insurance product owners invested in the Series. Therefore, shareholders (including the underlying insurance product owners) of the record on November 25, 2013 will receive information regarding this proposal and will be asked to vote on this proposal at a special meeting of shareholders to be held on January 8, 2014 and at any and all adjournments or postponements thereof.

Information regarding the proposal will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed. In the event that the shareholders of the Series do not approve the change in the Series’ classification from “diversified” to “non-diversified,” the Series may still invest in the Subsidiary, and the Series will invest in the Subsidiary and other investments consistent with being a “diversified” investment company.

The changes to the Series’ investment strategy and risks relating to the Subsidiary and, if approved by shareholders, the change in the Series’ classification to “non-diversified” are expected to become effective on or about January 28, 2014. These changes may expose the Series to new tax, legal and investment risks. Therefore, subject to approval by shareholders, it is anticipated that, effective on or about January 28, 2014, the Prospectus and SAI will be revised substantially as follows to discuss the Series’ investments in the Subsidiary and the change in the Series’ classification to “non-diversified”:

The following will be added to the end of the second paragraph of the section titled “Principal Investment Strategies” on page 3 of the Summary Prospectus:

The Series may gain exposure to such commodity instruments by investing a portion of the Series’ total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Series must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

The following risk disclosures are added under the section titled “Principal Risks” beginning on page 3 of the Summary Prospectus:

Investment in the Subsidiary Risk – The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Series because the Subsidiary is not registered under the 1940 Act. The Series is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Series also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Series and the Subsidiary, respectively, are organized, could result in the inability of the Series and/or the Subsidiary to operate as intended and could negatively affect the Series and its shareholders.

Non-Diversification Risk – The Series is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Series is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

The disclosure titled “Tax Risk” in the section titled “Principal Risks” beginning on page 3 of the Summary Prospectus will be replaced in its entirety as set forth below:

Tax Risk – The Series will seek to gain exposure to the global commodities markets by investing in the Subsidiary. The character, timing, or amount that the Series will pay in taxes may be affected by the Series’ investment in the Subsidiary. Future legislation, Treasury regulations and/or guidance issued by the IRS may also affect whether income derived from the Series’ investments in the Subsidiary is considered qualifying income.

Please Retain This Supplement for Future Reference

SUMVTMO-SUP-1113x0414

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